Exhibit 99.1

Corporate Overview

February 24, 2014

Forward-Looking Statements

This presentation includes forward-looking statements about our business prospects, financial position, and development of MST-188 and AIR001 for therapeutic use in humans. Any statement that is not a statement of historical fact should be considered a forward-looking statement. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Actual events or performance may differ materially from our expectations indicated by these forward-looking statements due to a number of factors, including, but not limited to, results of our pending and future clinical studies, the timeline for clinical and manufacturing activities and regulatory approval; our dependency on third parties to conduct our clinical studies and manufacture our clinical trial material; our ability to raise additional capital, as needed; our ability to establish and protect proprietary rights related to our product candidates; and other risks and uncertainties more fully described in our press releases and our filings with the SEC, including our quarterly report on Form 10-Q filed with the SEC on August 5, 2013.

We caution you not to place undue reliance on any of these forward-looking statements, which speak only as of the date of this presentation. We do not intend to update any forward-looking statement included in this presentation to reflect events or circumstances arising after the date of the presentation, except as may be required by law.

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Corporate Overview

➢ Publicly-traded biopharmaceutical company based in San Diego

➢ Developing MST-188 for diseases with high unmet need;

■ Near-term focus on rare (“orphan”) diseases

➢ Sickle Cell Disease (SCD) ➢ Acute Limb Ischemia (ALI)

■ Longer-term growth into larger markets

➢ Heart Failure ➢ Stroke

➢ Recently acquired Aires Pharmaceuticals (AIR001)

■ Phase 2 asset in Pulmonary Hypertension (PH)

■ Complementary to MST-188

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Lead Program MST-188

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MST-188 Overview

HO – (CH2CH2O)79– (CH2CHO)30– (CH2CH2O)79– H

API Structure: |

CH3

Large polymer (8,500 Daltons) manufactured by CMC: chemical synthesis and proprietary purification process

Drug Product: Formulated as a clear, buffered solution

Administration: IV infusion

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MST-188 Mechanism of Action

Hydrophobic core adheres to hydrophobic domains in circulation (e.g., damaged cell membranes)

No Affinity for Healthy Cell Membranes…

But Adheres to Damaged Cell Membranes

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MST-188 Pharmacodynamics

Biophysical mechanism confers multiple pharmacodynamic features

Hemorheologic Anti-Inflammatory

Inhibits adhesion of Inhibits cell aggregation; inflammatory cells and improves blood flow molecules to endothelium

MST-188

Antithrombotic/ Cytoprotective Pro-Fibrinolytic

Restores membrane Reduces thrombosis; integrity; gives cells time improves vessel patency to heal

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MST-188 Clinical Development

Preclinical Phase 1 Phase 2 Phase 3 2014 Sickle Cell Disease

Enrolling

(orphan)

Acute Limb Ischemia*

Trial initiation Q1 2014

(orphan)

Acute Heart Failure Positive nonclinical data: developing clinical strategy

Stroke* Planned initiation: 2H 2014

*In combination with thrombolytics

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Sickle Cell Disease

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Overview of Sickle Cell Disease

➢ A chronic, genetic disorder and rare (orphan) disease

■ Affects 90,000 to 100,000 people in the U.S.*

■ Characterized by severe deformation (i.e., “sickling”) of red blood cells

➢ Hallmark of disease is a “vaso-occlusive crisis”

■ Exceedingly painful condition ■ Leading cause of hospitalization

➢ Significant unmet need

■ No approved agents to shorten duration or severity of crisis

■ Standard of care (hydration and analgesics) unchanged for >10 years

➢ Vaso-occlusion is associated with early death

■ Obstructed blood flow -> hypoxia -> tissue death -> organ failure* ■ Average age at death; 42 years (males), 48 years (females)*

*Sources: Centers for Disease Control and Prevention, Powars, D.R., et al., Outcome of Sickle Cell Anemia A 4-Decade Observational Study of 1056 Patients, Medicine, Vol. 84, No. 6, Nov. 2005: 363-376; Panepinto, J.A., Variation in Hospitalizations and Hospital Length of Stay in Children With Vaso-Occlusive Crises in Sickle Cell Disease, Pediatric Blood Cancer, 2005; 44:182-186 10

Role of MST-188 in Sickle Cell Disease

Vaso-Occlusion:

■ Adhesion of poorly-deformable, “sticky” cells to endothelium ■ Physical entrapment of rigid, sickled cells and vessel obstruction cannot traverse occlusion to deliver oxygen to tissue, g in ischemia, hypoxia and infarction

MST-188:

■ Reduces adhesion of cells to endothelium (anti-inflammatory)

■ Reduces RBC aggregation, improves RBC deformability, lowers viscosity, and restores flow (rheologic)

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MST-188 Improves Blood Flow

MST-188 improved microvascular blood flow in SCD patients in crisis

2.0

1.8 MST-188

1.6 Placebo

1.4 (p = 0.00003)

(mm/sec) 1.2

1.0

ci

0.8 Red cell velocity (mm/s) el measured by video

0.6 microscopy in nine sickle cell patients with

0.4 vaso-occlusive crisis.

0.2

0

Before Infusion 2-Hours 7-Hours

(Crisis Baseline) After Loading After Loading Infusion Infusion

Source: J. Investig. Med. 2004;52(6):402-6

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Phase 2 Study

- Randomized, double-blind, placebo-controlled, multi-center study of MST-188* in SCD patients hospitalized for crisis
- MST-188 significantly improved important efficacy parameters

	Subjects Who Received Full Dose±		
	MST-188* (n=18)	Placebo (n=13)	*p* value±±
Duration of Crisis	44 hours	80 hours	0.025
Duration of Hospitalization	5 days	7 days	0.111
Total Analgesic Use	34mg	145mg	0.045
Parenteral Analgesic Use	27mg	133mg	0.022

± Excludes patients who had drug administration errors or incomplete pain assessments (16), who withdrew consent (2) and who withdrew because of injection site pain after 15 minutes of infusion. Subjects were excluded equally (n=9) between MST-188 and placebo.
±± Proportional hazards model adjusted for baseline pain.

Source: Blood, September 1, 1997 – Vol 90, No. 5
* 1st generation (non-purified) formulation

MAST THERAPEUTICS, INC.
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Phase 3 Study

➢ Randomized, double-blind, placebo- ts controlled, multi-center study of MST-188 in 255 patients with SCD

➢ Time-to-event analysis demonstrates consistent trend in achievement of crisis resolution Function➢ Original statistical plan, which required

Children (<16 years)

350 patients, was reduced by almost Distribution (n=73)

30% by prior sponsor (capital constraints), lowering statistical power. p = 0.007

➢ Observation period was stopped at 168 hours (“right censoring”), diminishing observable treatment differences

Hours After Randomization

Source: JAMA, November 17, 2001 – Vol 286, No. 17

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Phase 3 Study

➢ Responders analysis (proportion of patients responding at a point in time) is not impacted by “right-censoring” (discontinuation of observation period)

➢ MST-188 significantly increased the proportion of patients achieving crisis resolution at 168 hours (end of the observation period)

Group MST-188 Placebo p Value All treated patients (n=249) 51.6% 36.6% 0.02 Patients <16 years (n=73) 59.5% 27.8% 0.009

Source: JAMA, November 17, 2001 – Vol 286, No. 17

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Evaluation of Purified 188 In Crisis (EPIC): Pivotal Phase 3 Study Design

➢ Randomized, Double-Blind, Placebo-Controlled, Multicenter

■ 388 patients

■ Standard of care +/- MST-188

➢ Primary Efficacy Assessment

■ Duration of crisis (from randomization to last dose of parenteral opioid)

➢ Secondary Efficacy Assessments

■ Re-hospitalization for crisis within 14 days ■ Occurrence of acute chest syndrome

➢ Power

■ 90% power to detect a 16-hour difference (p=0.05) ■ 85% power to detect a 24-hour difference (p=0.01)

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EPIC Success Factors

➢ Enrollment on-track at 6-months (announced Jan 2014)

■ 40 U.S. sites opened in 2013 ■ First ex-U.S. sites opened Q1 2014

➢ Most Advanced New Drug in SCD

■ Potential to be first approved drug to treat an on-going vaso-occlusive crisis ■ Substantial head start versus other SCD drugs in development

➢ Positive Factors for Regulatory Decision-Making

■ Significant unmet need – standard of care unchanged for years ■ Increased reliance on disease experts in rare disease ■ Support for MST-188 among medical / advocacy communities ■ Fast Track designation ■ Orphan Drug designation ■ Healthcare disparity

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Arterial Disease

(MST-188 In Combination with Thrombolytics)

➢ Acute Limb Ischemia ➢ Stroke

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Overview of Arterial Disease

➢ A progressive circulatory problem in which obstructed arteries reduce blood flow to tissues

■ Thrombolytic agents (tPA) are used to treat acute complications ■ Significant morbidity and mortality

Acute Ischemic Cerebrovascular Infarction

(stroke)

Acute Myocardial Infarction

(heart attack)

Peripheral Arterial Disease

■ Intermittent Claudication ■ Critical Limb Ischemia

Development Strategy: ■ Develop initially in ALI ■ Expand into other markets

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MST-188 Improved t-PA Effectiveness

Animals randomized to t-PA (n = 10) or t-PA + MST-188 (n = 10)

Time to Reperfusion Time to Re-Occlusion

60 70

60

50 MST-188

40 50

Control (t-PA)

40 30

Minutes Minutes 30

20 20

10 10

0 0

Source: Data on file

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MST-188 Showed Synergy with

Thrombolytics in Heart Attack

Parameter MST-188* Control Difference p Value

Myocardial Infarct

Size (median) 16% 26% 38% reduction 0.031 Myocardial Salvage (median) 13% 4% 125% increase 0.033

Ejection Fraction

(median) 52% 46% 13% improvement 0.020

Incidence of

Reinfarction 1% 13% 92% reduction 0.016

Source: Circulation 1996; 94: 298-307

• 1st generation (non-purified) formulation

• N=114

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Planned Phase 2 Study in ALI

➢ Clinical Proof-of-Concept Study

■ Biomarkers ■ Clinical outcomes

➢ Study Design

■ Dose-finding, randomized, double-blind, and active-controlled ■ Rutherford Class 2A / 2B and catheter-directed thrombolysis ■ t-PA +/- low or high dose MST-188 ■ 60 subjects (20 per arm)

➢ Timing

■ Protocol submitted to FDA ■ Initiation: Q1 2014 ■ Enrollment: ~18 months

➢ Data can be supportive of clinical development in stroke

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Heart Failure

(Acute Decompensation)

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Overview of Heart Failure

➢ Chronic condition characterized by decreasing heart function

■ Heart cannot pump enough blood to meet the body’s needs

■ Cardiac deterioration following myocardial injury (e.g., heart attack) or increased cardiac workload (e.g., high blood pressure or valve disease)

■ Primary clinical symptom is difficulty breathing (fluid in lungs – “congestive”)

➢ Significant Unmet Medical Need

■ Leading cause of hospitalization of elderly ■ Leading healthcare cost in U.S. and Europe ■ High rates of re-hospitalization and mortality

➢ Substantial and Growing Market Opportunity

■ > 5 million individuals with heart failure in the U.S. ■ $32 billion to treat heart failure in the U.S.

➢ Acute Decompensation

■ Each decompensation contributes to a downward spiral of worsening heart failure and damage to vital organs, decreasing survival probability following the next event

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MST-188 Data in Heart Failure

➢ MST-188 Improved Cardiac Function in an Established Animal Model of Chronic Heart Failure

➢ Immediate and durable reductions in troponin and NT-proBNP

■ Statistically significant at 2-weeks post administration

➢ Potentially Novel Mechanism of Action

■ Durable effect may indicate direct improvement in cardiac function ■ MST-188’s membrane-sealing activity may restore weakened cardiac cell membranes, minimizing calcium overload injury

➢ Next Steps

■ Conferring with experts on clinical development strategy

Source: Data on file

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AIR001

(sodium nitrite) inhalation solution

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AIR001

➢ Intermittently delivers nebulized formulation of nitrite

■ AIR001 converted to nitric oxide

■ Beneficial effects include dilation of blood vessels, reduction of inflammation and undesirable cell growth

➢ Orphan drug status in U.S. and EU for treatment of Pulmonary Arterial Hypertension (PAH)

➢ Development to date has been focused primarily in PAH

■ Safety data in more than 120 subjects (well-tolerated)

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Pulmonary Hypertension

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Overview of Pulmonary Hypertension

➢ High blood pressure affecting the blood vessels in the lungs

■ Leads to shortness of breath, dizziness, fainting, leg swelling, etc. ■ May result in heart failure

➢ World Health Organization (WHO) defined classifications1

■ WHO Group 1 (Pulmonary arterial hypertension or PAH)

■ Idiopathic, familial, or associated with other diseases

■ WHO Group 2 (PH associated with left heart disease)

■ WHO Group 3 (PH associated with lung disease and/or hypoxemia) ■ WHO Group 4 (PH due to chronic thrombotic and/or embolic tissue)

■ WHO Group 5 (PH due to unclear multifactorial mechanisms)

➢ PAH is a rare/orphan disease

■ Approximately 100,000 patients in U.S. & Europe ■ Significant market opportunity (~$3Bn sales)

1	Simonneau G, Robbins I, Beghetti M. et al. Updated clinical classification of pulmonary hypertension. J Am Coll Cardiol 2009; 54: S43-S54.

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AIR001 for Pulmonary Hypertension

➢ A phase 2 study in PAH was discontinued just prior to acquisition (capital constraints)

• Results will supplement AIR001 safety data and provide insight into PAH opportunity

• Data expected Q2 2014

➢ Planned expansion of an ongoing Phase 2a study in PH

■ Evaluate whether AIR001 can reduce wedge pressure and right atrial pressure in WHO Group 2 patients ■ Data expected summer 2015

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MSTX Financial Overview

➢ Cash/investments at 12/31/13: >$44 million ➢ Market capitalization: ~$85 million* ➢ Shares outstanding: ~103 million* ➢ Average daily volume (3 mo): ~3.5 million* ➢ No debt ➢ Evaluating strategic partnerships

*	As of February 18, 2014

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Upcoming News & Events

Open First EPIC Site Outside the U.S. Q1 ’14

Initiate Phase 2 Study in Acute Limb Ischemia Q1 ’14

Outcome from U.S. Adopted Names Council Review of Unique

Q1 ’14

Designation for Purified Poloxamer 188

Submit Abstract with Heart Failure Study Biomarker Data to Major

Q2 ’14

Medical Conference

Request Orphan Designation for ALI in EU (Received in U.S.) Q2 ‘14 Initiate Nonclinical POC Study in Stroke Q2 ’14 Report Results from Phase 2 study of AIR001 in PAH Q2 ’14

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Mast Investment Summary

➢ A Leader in Areas of Significant Unmet Need

■ Sickle Cell Disease: Most advanced new drug in development

(Phase 3)

■ Acute Limb Ischemia: Initiating Phase 2 study in Q1 2014 ■ Heart Failure: potential new mechanism with durable effects

➢ Recently acquired Aires Pharmaceuticals (AIR001)

■ New opportunities in pulmonary hypertension & PH with left heart disease

➢ Cash and marketable securities

• Over $44 million at 12/31/13

➢ Non-Dilutive Financing Opportunities

■ Strategic partnerships

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